                                                                   Exhibit 99.22

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $6,478,787
Aggregate Original Principal Balance      $6,478,430
Number of Mortgage Loans                          48

                                   MINIMUM      MAXIMUM     AVERAGE (1)
                                 ----------   -----------   ------------
Original Principal Balance        $50,000      $382,500       $134,967
Outstanding Principal Balance     $50,000      $382,439       $134,975

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                  180            360              356
Stated remaining Term (mos)          179            360              355
Loan Age (mos)                         0              3                1
Current Interest Rate              6.875%        10.250%           8.638%
Initial Interest Rate Cap(4)       3.000%         3.000%           3.000%
Periodic Rate Cap(4)               1.000%         1.000%           1.000%
Gross Margin(4)                    5.875%         8.375%           7.529%
Maximum Mortgage Rate(4)          12.875%        15.375%          14.504%
Minimum Mortgage Rate(4)           6.875%         9.375%           8.504%
Months to Roll(4)                     22             60               30
Original Loan-to-Value             59.58%         90.00%           80.30%
Combined Loan-to-Value             59.58%        100.00%           81.74%
Credit Score (3)                     560            779              665

                                  EARLIEST      LATEST
                                 ----------   ----------
Maturity Date                    08/01/2021   09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                            100.00%
2nd Lien                              0.00%

OCCUPANCY
Primary                               0.00%
Second Home                           8.49%
Investment                           91.51%

LOAN TYPE
Fixed Rate                           23.31%
ARM                                  76.69%

AMORTIZATION TYPE
Fully Amortizing                     30.05%
Interest Only                         9.45%
15/30 Balloon                         0.00%
30/40 Balloon                         4.99%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

LOAN PURPOSE
0.00% Purchase                       46.60%
8.49% Refinance - Rate Term           3.71%
91.51% Refinance - Cashout           49.68%

PROPERTY TYPE
Single Family Residence              70.39%
Condominium                           4.65%
Planned Unit Development             16.98%
2-4 Family                            7.98%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.501% to  7.000%            5        727,950      11.24      6.927      697      145,590      71.03     45.10     54.95   54.95
 7.501% to  8.000%            6        544,552       8.41      7.854      669       90,759      80.39     45.38     90.45   24.97
 8.001% to  8.500%            5        685,955      10.59      8.445      656      137,191      78.91     37.16    100.00   11.15
 8.501% to  9.000%           23      3,103,296      47.90      8.827      665      134,926      83.50     43.38     73.03    0.00
 9.001% to  9.500%            7      1,022,924      15.79      9.250      625      146,132      79.68     47.27     32.07    0.00
10.001% to 10.500%            2        394,110       6.08     10.141      715      197,055      76.23     45.62      0.00    0.00
                            ---      ---------     ------     ------      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======     ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    2        100,183       1.55      8.875      647       50,091      74.41     23.08    100.00    0.00
229 to 240                    1         83,868       1.29      8.625      580       83,868      80.00     37.22    100.00    0.00
349 to 360                   45      6,294,736      97.16      8.634      666      139,883      80.40     44.25     63.37    9.73
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                   LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               1         50,000       0.77      8.875      683       50,000      89.29     35.10    100.00    0.00
$50,001 to $100,000          23      1,710,556      26.40      8.238      649       74,372      73.81     38.56     84.37   27.86
$100,001 to $150,000         11      1,391,611      21.48      8.736      673      126,510      81.76     44.64     44.55    9.77
$150,001 to $200,000          4        712,429      11.00      8.884      664      178,107      86.25     48.16     77.26    0.00
$200,001 to $250,000          3        649,321      10.02      8.922      658      216,440      80.32     49.88     33.29    0.00
$250,001 to $300,000          1        270,000       4.17      8.875      690      270,000      90.00     24.72    100.00    0.00
$300,001 to $350,000          4      1,312,431      20.26      8.762      672      328,108      80.29     49.13     48.81    0.00
$350,001 to $400,000          1        382,439       5.90      8.500      673      382,439      85.00     42.60    100.00    0.00
$400,001 to $450,000          0              0         --         --        0            0         --        --      0.00    0.00
$450,001 to $500,000          0              0         --         --        0            0         --        --      0.00    0.00
$500,001 to $550,000          0              0         --         --        0            0         --        --      0.00    0.00
$550,001 to $600,000          0              0         --         --        0            0         --        --      0.00    0.00
$600,001 to $650,000          0              0         --         --        0            0         --        --      0.00    0.00
$650,001 to $700,000          0              0         --         --        0            0         --        --      0.00    0.00
$700,001 to $750,000          0              0         --         --        0            0         --        --      0.00    0.00
$750,001 to $800,000          0              0         --         --        0            0         --        --      0.00    0.00
$800,001 to $850,000          0              0         --         --        0            0         --        --      0.00    0.00
$850,001 to $900,000          0              0         --         --        0            0         --        --      0.00    0.00
$900,001 to $950,000          0              0         --         --        0            0         --        --      0.00    0.00
$950,001 to $1,000,000        0              0         --         --        0            0         --        --      0.00    0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      INCOME     DOC       IO
------------------------  --------  -----------  ----------   --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans           2        100,183   1.546320273    8.875      647       50,091      74.41     23.08    100.00    0.00
20 Year Fixed Loans           1         83,868          1.29    8.625      580       83,868      80.00     37.22    100.00    0.00
2/28 LIBOR Loans              7        783,095         12.09    8.669      679      111,871      82.56     47.77     73.41    9.77
2/28 LIBOR Loans
   (40 Year Amortization)     1        323,000          4.99    9.000      624      323,000      85.00     49.87    100.00    0.00
2/28 LIBOR Loans
   (45 Year Amortization)     8      1,372,949         21.19    9.007      658      171,619      85.83     44.60     56.08    0.00
30 Year Fixed Loans           8        724,079         11.18    8.744      620       90,510      78.22     47.59     93.06    0.00
30/45 Balloon Loans           3        601,844          9.29    9.577      714      200,615      80.74     48.24     42.86    0.00
3/27 LIBOR Loans              8        868,231         13.40    7.776      690      108,529      75.02     36.79     68.00   61.73
3/27 LIBOR Loans
   (45 Year Amortization)     8      1,463,777         22.59    8.321      659      182,972      76.60     41.45     47.34    0.00
5/25 LIBOR Loans
   (45 Year Amortization)     2        157,760          2.44    7.996      730       78,880      86.70     48.70     67.04    0.00
                            ---      ---------   -----------    -----      ---      -------      -----     -----     -----   -----
TOTAL:                       48      6,478,787        100.00    8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========   ===========    =====      ===      =======      =====     =====     =====   =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             20      1,946,956      30.05      8.743      653       97,348      80.82     43.30     72.45     0.00
Balloon                      22      3,919,331      60.49      8.797      667      178,151      81.57     44.58     54.85     0.00
60 Month Interest-Only        6        612,500       9.45      7.284      688      102,083      70.60     40.72    100.00   100.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41     9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          34      4,968,813      76.69      8.504      667      146,142      80.68     43.28    61.52    12.33
Fixed Rate                   14      1,509,974      23.31      9.078      657      107,855      79.07     45.65    73.90     0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83    64.41     9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
California                    9      1,750,530      27.02      8.898      689      194,503      81.75     47.71     11.31     0.00
Colorado                      2        149,990       2.32      8.242      640       74,995      68.00     19.34     65.34     0.00
Florida                       1        323,000       4.99      9.000      624      323,000      85.00     49.87    100.00     0.00
Georgia                       1         96,000       1.48      9.000      608       96,000      80.00     39.02    100.00     0.00
Illinois                      1        216,127       3.34      8.625      670      216,127      80.00     54.46    100.00     0.00
Indiana                       1         79,200       1.22      8.625      667       79,200      90.00     44.01    100.00     0.00
Iowa                          1         50,229       0.78     10.250      632       50,229      75.00     32.75      0.00     0.00
Michigan                      2        187,820       2.90      8.933      678       93,910      83.08     33.17      0.00     0.00
Missouri                      4        260,216       4.02      8.352      584       65,054      72.57     43.55    100.00     0.00
Nevada                        2        434,150       6.70      8.539      648      217,075      77.32     45.61    100.00     0.00
New Jersey                    1         55,000       0.85      8.625      611       55,000      73.33     53.48    100.00     0.00
North Carolina                2        255,111       3.94      8.853      681      127,556      82.70     36.89      0.00     0.00
Ohio                          1        136,000       2.10      7.875      626      136,000      80.00     48.37    100.00   100.00
Oklahoma                      2        182,086       2.81      8.757      734       91,043      83.63     49.32    100.00     0.00
Oregon                        4        724,847      11.19      8.793      684      181,212      87.80     38.52     71.27    10.55
Pennsylvania                  3        173,967       2.69      8.507      628       57,989      74.22     40.93    100.00     0.00
Tennessee                     2        133,868       2.07      8.718      618       66,934      83.47     36.43    100.00     0.00
Utah                          1        105,770       1.63      7.999      736      105,770      90.00     52.71    100.00     0.00
Washington                    3        710,476      10.97      8.821      625      236,825      80.64     46.94    100.00     0.00
Wisconsin                     5        454,400       7.01      7.099      701       90,880      65.64     36.71    100.00    88.03
                            ---      ---------     ------     ------      ---      -------      -----     -----    ------   ------
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41     9.45
                            ===      =========     ======     ======      ===      =======      =====     =====    ======   ======

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%              0              0         --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%              1         50,183       0.77      8.875      611       50,183      59.58     11.11    100.00    0.00
60.01% to 65.00%              7        700,831      10.82      7.628      654      100,119      63.49     34.27     82.19   57.08
65.01% to 70.00%              3        355,338       5.48      8.666      623      118,446      70.00     44.30     73.80    0.00
70.01% to 75.00%              6        501,882       7.75      9.103      620       83,647      74.82     47.17     45.17    0.00
75.01% to 80.00%             13      2,068,614      31.93      8.634      668      159,124      79.40     47.03     61.53    6.57
80.01% to 85.00%              5      1,055,160      16.29      8.731      654      211,032      85.00     45.77     89.02    0.00
85.01% to 90.00%             13      1,746,778      26.96      8.845      695      134,368      89.55     42.59     48.41    4.38
90.01% to 95.00%              0              0         --         --        0            0         --        --      0.00    0.00
95.01% to 100.00%             0              0         --         --        0            0         --        --      0.00    0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%              0              0         --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%              1         50,183       0.77      8.875      611       50,183      59.58     11.11    100.00    0.00
60.01% to 65.00%              7        700,831      10.82      7.628      654      100,119      63.49     34.27     82.19   57.08
65.01% to 70.00%              3        355,338       5.48      8.666      623      118,446      70.00     44.30     73.80    0.00
70.01% to 75.00%              6        501,882       7.75      9.103      620       83,647      74.82     47.17     45.17    0.00
75.01% to 80.00%             11      1,604,664      24.77      9.035      664      145,879      79.23     45.97     70.84    0.00
80.01% to 85.00%              5      1,055,160      16.29      8.731      654      211,032      85.00     45.77     89.02    0.00
85.01% to 90.00%             13      1,746,778      26.96      8.845      695      134,368      89.55     42.59     48.41    4.38
90.01% to 95.00%              0              0         --         --        0            0         --        --      0.00    0.00
95.01% to 100.00%             2        463,950       7.16      7.249      680      231,975      79.99     50.72     29.31   29.31
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                3        202,583       3.13      8.600      647       67,528      66.06     10.61    100.00    0.00
20.01% to 25.00%              2        394,783       6.09      8.911      667      197,392      82.10     24.61     68.39    0.00
25.01% to 30.00%              1        115,831       1.79      9.125      688      115,831      85.00     27.38      0.00    0.00
30.01% to 35.00%              5        410,147       6.33      8.596      679       82,029      84.58     33.22     48.26   18.65
35.01% to 40.00%              7        629,868       9.72      7.591      664       89,981      70.38     38.90    100.00   63.51
40.01% to 45.00%              6        795,279      12.28      8.450      672      132,547      80.76     42.21     72.70    0.00
45.01% to 50.00%             13      2,544,324      39.27      9.094      667      195,717      82.52     48.44     48.59    5.35
50.01% to 55.00%              9      1,137,826      17.56      8.208      658      126,425      80.93     53.03     71.18    0.00
55.01% to 60.00%              2        248,145       3.83      8.632      634      124,073      77.89     55.12    100.00    0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout          24      3,218,885      49.68      8.679      653      134,120      76.12     42.80     73.94   12.43
Purchase                     22      3,019,355      46.60      8.609      679      137,243      84.51     44.54     51.41    7.04
Refinance - Rate Term         2        240,546       3.71      8.457      642      120,273      83.54     48.82    100.00    0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                34      4,560,586      70.39      8.566      665      134,135      80.02     42.80     66.01    9.56
Planned Unit Development      7      1,100,047      16.98      8.943      659      157,150      84.46     49.32     51.73    0.00
Two- to Four-Family           5        516,709       7.98      8.393      667      103,342      74.86     40.33    100.00   19.35
Condo                         2        301,444       4.65      9.028      675      150,722      78.81     45.48     25.38   25.38
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           33      4,172,828      64.41      8.490      655      126,449      79.65     43.41    100.00   14.68
Stated                       15      2,305,959      35.59      8.905      683      153,731      81.49     44.59      0.00    0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                  LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Investment                   45      5,929,043      91.51      8.626      665      131,757      80.49     43.62    68.41    10.33
Second Home                   3        549,744       8.49      8.763      661      183,248      78.26     46.09    21.20     0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83    64.41     9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                            12      1,519,053      23.45      9.003      663     126,587.75    78.32     46.99    63.61     0.00
1                            25      3,524,560      54.40      8.449      670     140,982.40    81.26     42.90    65.12    13.52
2                            10      1,210,229      18.68      8.616      655     121,022.95    81.00     41.44    75.29    11.24
3                             1        224,944       3.47      9.250      640     224,944.04    75.00     49.90     0.00     0.00
                            ---      ---------     ------      -----      ---     ----------    -----     -----    -----    -----
TOTAL:                       48      6,478,787     100.00      8.638      665        134,975    80.30     43.83    64.41     9.45
                            ===      =========     ======      =====      ===     ==========    =====     =====    =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                         13      1,941,467      29.97      8.478      665      149,344      78.90     41.37     84.27   20.60
12 Months                     1        182,360       2.81      9.250      574      182,360      80.00     54.51    100.00    0.00
24 Months                    13      1,487,075      22.95      8.855      677      114,390      84.96     47.72     45.45    5.14
36 Months                    21      2,867,884      44.27      8.595      664      136,566      78.86     42.81     58.53    4.74
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41    9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                    0              0         --         --        0            0         --        --      0.00     0.00
501 to 525                    0              0         --         --        0            0         --        --      0.00     0.00
526 to 550                    0              0         --         --        0            0         --        --      0.00     0.00
551 to 575                    4        439,755       6.79      9.073      569      109,939      75.42     49.37    100.00     0.00
576 to 600                    3        259,916       4.01      8.456      589       86,639      67.79     31.63    100.00     0.00
601 to 625                    7        812,527      12.54      8.886      618      116,075      76.83     40.20     73.18     0.00
626 to 650                    6        852,557      13.16      8.820      633      142,093      78.41     48.20     67.72    15.95
651 to 675                    9      1,455,187      22.46      8.794      665      161,687      85.61     48.05     62.81     0.00
676 to 700                    8        952,381      14.70      7.912      691      119,048      75.86     33.81     87.84    42.00
701 to 725                    5        879,412      13.57      8.074      709      175,882      85.68     46.64     22.51     0.00
726 to 750                    3        580,151       8.95      9.456      729      193,384      81.94     49.01     18.23     0.00
751 to 775                    2        170,400       2.63      8.665      771       85,200      80.00     36.57    100.00     0.00
776 to 800                    1         76,500       1.18      8.375      779       76,500      90.00     32.49    100.00   100.00
801 to 825                    0              0         --         --       0             0         --        --      0.00     0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       48      6,478,787     100.00      8.638      665      134,975      80.30     43.83     64.41     9.45
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.001% to 3.500%              0              0         --         --        0            0         --        --      0.00     0.00
3.501% to 4.000%              0              0         --         --        0            0         --        --      0.00     0.00
4.001% to 4.500%              0              0         --         --        0            0         --        --      0.00     0.00
4.501% to 5.000%              0              0         --         --        0            0         --        --      0.00     0.00
5.001% to 5.500%              0              0         --         --        0            0         --        --      0.00     0.00
5.501% to 6.000%              4        400,000       8.05      6.875      692      100,000      63.69     39.70    100.00   100.00
6.001% to 6.500%              1        327,950       6.60      6.990      703      327,950      79.99     51.69      0.00     0.00
6.501% to 7.000%              4        410,310       8.26      7.851      686      102,578      79.74     46.27     87.33    33.15
7.001% to 7.500%              4        634,987      12.78      8.450      664      158,747      79.22     37.60    100.00    12.05
7.501% to 8.000%             15      2,318,319      46.66      8.839      668      154,555      84.04     42.32     63.90     0.00
8.001% to 8.500%              6        877,247      17.66      9.271      635      146,208      81.29     47.01     20.79     0.00
8.501% to 9.000%              0              0       0.00      0.000        0            0       0.00      0.00      0.00        0
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                       34      4,968,813     100.00      8.504      667      146,142      80.68     43.28     61.52    12.33
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.501% to 13.000%            5        727,950      14.65      6.927      697      145,590      71.03     45.10     54.95   54.95
13.501% to 14.000%            4        410,310       8.26      7.851      686      102,578      79.74     46.27     87.33   33.15
14.001% to 14.500%            4        634,987      12.78      8.450      664      158,747      79.22     37.60    100.00   12.05
14.501% to 15.000%           15      2,318,319      46.66      8.839      668      154,555      84.04     42.32     63.90    0.00
15.001% to 15.500%            6        877,247      17.66      9.271      635      146,208      81.29     47.01     20.79    0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       34      4,968,813     100.00      8.504      667      146,142      80.68     43.28     61.52   12.33
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
July 2008                     1         71,989       1.45      8.625      662       71,989      80.00     42.48      0.00    0.00
August 2008                  13      2,158,910      43.45      8.939      663      166,070      85.63     45.40     65.76    3.54
September 2008                2        248,145       4.99      8.632      634      124,073      77.89     55.12    100.00    0.00
June 2009                     1        224,944       4.53      9.250      640      224,944      75.00     49.90      0.00    0.00
July 2009                     3        643,222      12.95      8.463      652      214,407      80.06     40.28     80.60   21.14
August 2009                  10      1,254,900      25.26      7.562      688      125,490      73.73     38.57     60.96   31.88
September 2009                2        208,943       4.21      9.181      659      104,471      78.32     33.84      0.00    0.00
July 2011                     1         51,990       1.05      7.990      718       51,990      80.00     40.54      0.00    0.00
September 2011                1        105,770       2.13      7.999      736      105,770      90.00     52.71    100.00    0.00
                            ---      ---------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                       34      4,968,813     100.00      8.504      667      146,142      80.68     43.28     61.52   12.33
                            ===      =========     ======      =====      ===      =======      =====     =====    ======   =====